SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 2, 1999



                              SoftNet Systems, Inc.
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               (Exact name of registrant as specified in charter)




      Delaware                      1-5270                  11-1817252
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)



         650 Townsend Street, Suite 225, San Francisco, CA    94103
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           (Address of principal executive offices)        (Zip Code)




        Registrant's telephone number, including area code (415) 365-2500
                                                           --------------



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events

                  On July 2, 1999, SoftNet Systems, Inc. (the "Registrant") entered into a letter agreement with Mediacom LLC ("Mediacom") whereby Mediacom agreed to use the Registrant's wholly-owned subsidiary, ISP Channel, Inc. ("ISP Channel") as its exclusive provider of Internet services over Mediacom's cable infrastructure. Under the terms of the agreement:

     o Mediacom must upgrade its cable infrastructure to provide two-way data transmission, and make available for ISP Channel services all of the homes passed by its cable systems, of which at least 900,000 shall be two-way enabled homes.

     o Mediacom and ISP Channel will share in revenues related to Internet services.

     o The Registrant will issue to Mediacom 3.5 million shares of common stock as an inducement to enter into and perform under the ISP Channel Affiliate Agreement between ISP Channel and Mediacom, which will make Mediacom the largest shareholder of the Registrant. In the event Mediacom delivers more than 900,000 two-way enabled homes, the Registrant will be required to issue to Mediacom additional shares of common stock.

     o The Registrant will expand its Board of Directors from 6 to 7 and fill the vacancy with a designee of Mediacom. Such designee will stand for election to the Board of Directors at the next annual meeting of shareholders of the Registrant. Mediacom has indicated that Mr. Rocco Commisso, the Chairman and Chief Executive Officer of Mediacom, will be its designee to the Registrant's Board of Directors.

     o The shares of common stock are subject to payment as liquidated damages in the event Mediacom does not perform under the ISP Channel Affiliate Agreement.

     o The letter agreement is subject to the execution of more definitive agreements.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits. The following documents are filed as exhibits to this report:

           1.  Exhibit 99.1 - Press Release dated July 7, 1999.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SoftNet Systems, Inc.
                                                    (Registrant)

Date:  July 20, 1999                       By: /s/ Douglas S. Sinclair
                                               ---------------------------------
                                               Douglas S. Sinclair
                                               Chief Financial Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description
             -----------             -------------------------------------------

                99.1                 Press Release dated July 7, 1999